SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2002

Memry Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-14068	06-1084424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut 06801
(Address of principal executive offices)(Zip Code)

(203) 739-1100
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On September 30, 2002, Memry Corporation (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and the Chief Financial Officer of the Company accompanied that filing. Copies of each certification are furnished as Exhibits 99.1 and 99.2 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: September 30, 2002	By:	/S/ JAMES G. BINCH

James G. Binch Chairman and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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